CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 28, 2014, relating to the financial statements and financial highlights which appear in the December 31, 2013 Annual Reports to Shareholders of AMG GW&K Municipal Bond Fund (formerly GW&K Municipal Bond Fund), AMG GW&K Small Cap Core Fund (formerly GW&K Small Cap Equity Fund), and AMG GW&K Municipal Enhanced Yield Fund (formerly GW&K Municipal Enhanced Yield Fund), three of the series constituting AMG Funds (formerly Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 28, 2014, relating to the financial statements and financial highlights which appears in the December 31, 2013 Annual Report to Shareholders of AMG Renaissance Large Cap Growth Fund (formerly Renaissance Large Cap Growth Fund), one of the series constituting AMG Funds (formerly Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 28, 2014, relating to the financial statements and financial highlights which appears in the December 31, 2013 Annual Report to Shareholders of AMG Managers Skyline Special Equities Fund (formerly Skyline Special Equities Portfolio), one of the series constituting AMG Funds (formerly Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 28, 2014, relating to the financial statements and financial highlights which appear in the December 31, 2013 Annual Reports to Shareholders of AMG TimesSquare Small Cap Growth Fund (formerly TimesSquare Small Cap Growth Fund), AMG TimesSquare International Small Cap Fund (formerly TimesSquare International Small Cap Fund) and AMG TimesSquare Mid Cap Growth Fund (formerly TimesSquare Mid Cap Growth Fund ), three of the series constituting AMG Funds (formerly Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 28, 2014, relating to the financial statements and financial highlights which appear in the December 31, 2013 Annual Reports to Shareholders of AMG Yacktman Focused Fund (formerly Yacktman Focused Fund) and AMG Yacktman Fund (formerly Yacktman Fund), two of the series constituting AMG Funds (formerly Managers AMG Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2014